BILL LOCKYER
Attorney General of the State of California
CHRISTOPHER AMES
Senior Assistant Attorney General
LARRY G. RASKIN
Supervising Deputy Attorney General
PAULINE GEE (SBN 74447)
Deputy Attorney General
1300 I Street
P.O. Box 944255
Sacramento, CA 94244-2550
Telephone: (916) 323-0335
Fax: (916) 323-6882
Email: pauline.gee@doj.ca.gov

Attorneys for Plaintiff, STATE OF CALIFORNIA

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

WESTERN DIVISION

UNITED STATES OF AMERICA, ex rel MOHAMED MAHMOUD and ED MALONEY,

STATE OF CALIFORNIA, ex rel MOHAMED MAHMOUD and ED MALONEY,

Plaintiffs,

v.

ITT EDUCATIONAL SERVICES, INC.,

Defendants.

No. CV 02-3791 TJH(Shx)

STIPULATION FOR ENTRY OF JUDGMENT BETWEEN THE STATE AND DEFENDANT

WHEREAS, on May 9, 2002 the *qui tam* plaintiffs, Mohamed Mahmoud and Ed Maloney, filed a complaint and filed a first amended complaint on October 28, 2002 ("the Complaint") in the above-entitled court alleging that defendant ITT EDUCATIONAL SERVICES, INC. ("ITT") violated the California False Claims Act (Government Code section 12650 *et. seq.*) ("CFCA") and the federal False Claims Act (31 U.S.C. §3070 *et. seq.*)

WHEREAS, the Attorney General of the State of California conducted an

investigation into the allegations and claims set forth in the Complaint, and based on its investigation, which covered the seven (7) year period from 1996 through 2002 (the "Relevant Period"), the State contends that GPA calculations certified by ITT under the Cal Grant Program resulted in approximately 93 students receiving a Cal Grant for which they were not otherwise eligible in six (6) ITT schools in California.

WHEREAS, ITT acknowledges that during the Relevant Period, GPA calculations certified by ITT under the Cal Grant Program resulted in 49 students in six (6) ITT schools in California receiving larger Cal Grant amounts than they otherwise would have received (during which time over 7000 students received Cal Grants of which 4100 students were first time recipients.)

WHEREAS, on September 30, 2005, the PEOPLE OF THE STATE OF CALIFORNIA ("the STATE") intervened in the above-entitled action with respect to only the claims related to the CFCA.

WHEREAS, the STATE, as represented by the Attorney General of California, and ITT, as represented by the law firm of GIBSON DUNN & CRUTCHER LLP, have agreed to settle as set forth herein the disputed CFCA claims asserted in the Complaint without further litigation, and by lodging this Stipulation for Entry of Judgment ("Stipulation") without taking proof and without this Stipulation constituting evidence of, or an admission by any party regarding any issue of law or fact alleged in the Complaint.

WHEREAS, the parties represent that this settlement is fair, adequate and reasonable under all circumstances.

In reliance on representations made in this Stipulation, and in consideration of the covenants and agreements herein contained, the STATE and ITT ("the Parties") agree as follows:

1. **JURISDICTION:** The Parties agree that the above-entitled court has subject matter jurisdiction over the matters alleged in the Complaint and

personal jurisdiction over the Parties to this Stipulation.

2. **SETTLEMENT OF DISPUTED CLAIMS:** ITT expressly denies the allegations in the Complaint. The Stipulation is not an admission by ITT regarding any issue of law or fact in the Complaint. The Parties enter into this Stipulation for compromise and settlement of disputed claims asserted in the Complaint with respect to the CFCA. ITT waives its right to a hearing on any CFCA claims as asserted in the Complaint arising from the award of Cal Grant Program funds to ITT's students during the Relevant Period.

3. **SETTLEMENT AMOUNT:**

3.1. **Amount and Method of Payment:** In full settlement of the disputed amounts relating to GPA calculations and to help defray the STATE's costs of investigation, ITT will pay to the STATE the sum of seven hundred and twenty-five thousand dollars ($725,000). ITT will pay the agreed sum of seven hundred and twenty-five thousand dollars ($725,000) by wire transfer to the California Department of Justice within five (5) days after all of the conditions in Paragraph 11 have been satisfied. All funds sent to the California Department of Justice by wire transfer must include the following designation:

STATE OF CALIFORNIA ex rel. Mohamed Mahmoud and Ed Maloney vs. ITT EDUCATIONAL SERVICES, INC., Court Case No.CV 02-3791 TJH (SHx), DOJ #00025176SA2002IN0674

3.2. **Distribution**: All sums paid pursuant to Paragraph 3.1 are to be deposited into the Litigation Deposit Fund ("DEPOSIT FUND") managed by the Attorney General, who shall be responsible for distributing the funds as required by Government Code section 12652 subdivisions (g) and (j) pursuant to an allocation order from the Court.

4. **EFFECT OF STIPULATION:** This Stipulation becomes a final and binding resolution and settlement of all disputed claims with respect to the CFCA claims asserted in the Complaint against ITT and its employees, officers,

directors, successors, assigns, representatives, agents, accountants and attorneys arising out of ITT's certifications of GPAs in connection with the Cal Grant Program during the Relevant Period. The STATE hereby releases ITT and its employees, officers, directors, successors, assigns, representatives, agents, accountants and attorneys from any and all CFCA claims as asserted in the Complaint arising from the award of Cal Grant Program funds to ITT's students during the Relevant Period.

5. **STIPULATED JUDGMENT:** A Judgment whose terms are consistent with and shall not vary from this Stipulation shall be filed by the Parties, at which time said Judgment may be rendered and entered, without the taking of proof and it shall not constitute evidence or an admission of wrongdoing by ITT, upon the Court's approval that the settlement terms contained herein are fair, adequate and reasonable under all of the circumstances pursuant to Government Code section 12652 subdivision (e)(2)(B).

6. **AUTHORITY TO ENTER INTO STIPULATION:** Each signatory to this Stipulation represents that he or she is fully authorized by the Party he or she represents to enter into this Stipulation, to execute it on behalf of the Party represented and legally to bind that Party.

7. **INTEGRATION:** This Stipulation constitutes the entire agreement between the Parties arising out of the facts alleging violation of the CFCA in the Complaint and may not be amended or supplemented except as provided for in the Stipulation and Judgment.

8. **MODIFICATION OF STIPULATION:** This Stipulation may be modified only by order of the Court.

9. **RETENTION OF JURISDICTION:** Jurisdiction is retained for purpose of enabling the Parties to apply to the Court at any time for such further orders and directions as may be necessary or appropriate for the construction or carrying out of this Stipulation or for enforcement of compliance, including

allocation of the proceeds pursuant to Government Code section 12652 subdivisions (g) and (j)

10. **COUNTERPARTS:** This Stipulation may be signed in counterparts, and when a copy is signed by an authorized representative of each Party, the Stipulation shall be effective as if a single document were signed by all Parties. Facsimile or photocopied signatures shall be considered as valid signatures as of the date affixed, although the original signatures shall thereafter be appended.

11. **CONDITIONS OF SETTLEMENT**: The terms of this settlement as set forth in the Stipulation are conditioned on:

A. Court approval that the terms of the Stipulation are fair, adequate and reasonable under all of the circumstances pursuant to Government Code section 12652 subdivision (e)(2)(B).

B. Entry by the Court of the Judgment and final dismissal of the remainder of the Complaint.

C. The California Student Aid Commission agreeing not to bring any administrative action against ITT with regard to any of the allegations or claims set forth in the Complaint for the Relevant Period.

12. **INTERPRETATION:** This Stipulation shall be deemed to have been drafted equally by the Parties. Accordingly, the Parties agree that any and all rules of construction to the effect that ambiguity is construed against the drafting party shall be inapplicable in any dispute concerning the terms, meaning, or interpretation of this Stipulation.

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IT IS SO STIPULATED FOR THE STATE:

DATE: 9/30/05

BILL LOCKYER
Attorney General of the State of California
CHRISTOPHER AMES
Senior Assistant Attorney General
LARRY RASKIN
Supervising Deputy Attorney General
PAULINE GEE
Deputy Attorney General

By: [signature]
PAULINE GEE
Attorneys for STATE OF CALIFORNIA

IT IS SO STIPULATED FOR DEFENDANT ITT EDUCATIONAL SERVICES, INC.:

DATE: 9/30/05

GIBSON DUNN & CRUTCHER LLP
Timothy J. Hatch, Esq.
Marcellus McRae, Esq

By: [signature]
GIBSON DUNN & CRUTCHER LLP
Attorneys for Defendant ITT Educational Services Inc.